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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) January 6, 2003
                                           ---------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 858-486-7200
                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         n/a

ITEM 5. OTHER EVENTS.

          n/a

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

The Current Report on Form 8-K/A amends and restates in the entirety the Company's Current Report on Form 8-K filed on January 10, 2003.

Douglas W. Moul has tendered his resignation as a director of Ontro, Inc., a California corporation (the "Company"), effective January 6, 2003. In his email dated January 8, 2003 and addressed to James A. Scudder, President of the Company, (the "Resignation Email"), Mr. Moul stated, in relevant part, that the reason for his resignation was his concern that the Company management determined to execute a certain consulting contract with Steven Schulman that was the subject of a 2-2 split Board of Directors vote. The foregoing reason for the resignation may be characterized as a "disagreement" and therefore, the Company management has chosen to disclose the Resignation Email in connection with this report of Mr. Moul's resignation in compliance with the federal securities laws and with Mr. Moul's specific instructions set forth in the Resignation Email. Except for the Resignation Email, Mr. Moul did not furnish the Company with any other communication setting forth additional reasons for his resignation.

The consulting contract in question, in the event of its approval by the Board of Directors of the Company, would be by and between the Company and Spyglass Parnters, Inc., and entity with which Steven Schulman is affiliated, and not by and between the Company and Mr. Schulman in his individual capacity. This consulting contract has not been executed as of the date of this Current Report. The Board of Directors intends to consider this matter at its next meeting.

The foregoing disclosure is subject in its entirety to the text of the Resignation Email. A true copy of the Resignation Email is attached hereto as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         99.1 Email dated January 8, 2003 from Douglas W. Moul to James A. Scudder, CEO regarding Mr. Moul's resignation as a director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Ontro, Inc.
                                                     a California corporation

                                                       /s/ James A. Scudder
                                                       -----------------------
                                                       James A. Scudder
Date January 22, 2003                                  Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit           Description

99.1 Email dated January 8, 2003 from Douglas W. Moul to James A. Scudder, CEO regarding Mr. Moul's resignation as a director.